CB-010 clinical program update Transformative genome-edited therapies for patients July 13, 2023

2 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. Forward-looking statements All statements in this presentation, other than statements of historical facts, are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements speak only as of the date of this presentation and are subject to a number of known and unknown risks, assumptions, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of Caribou Biosciences, Inc. (the “Company,” “Caribou,” “we,” or “our”) to be materially different from those expressed or implied by any forward-looking statements. The words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions are intended to identify forward- looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts contained in this presentation, including but not limited to any statements regarding the initiation, timing, progress, strategy, plans, objectives, expectations (including as to the results) with respect to our product candidate preclinical studies, clinical trials, and research programs, including our expectations and timing regarding the release of additional clinical data from our ongoing ANTLER phase 1 clinical trial for our CB-010 product candidate; the status, progress, and release of clinical data from our ongoing CaMMouflage phase 1 clinical trial for our CB-011 product candidate; expectations relating to the submission of our IND application for our CB-012 product candidate; our ability to successfully develop our product candidates and to obtain and maintain regulatory approval for our product candidates; the number and type of diseases, indications, or applications we intend to pursue for our product candidates; the beneficial characteristics, safety, efficacy, therapeutic effects, and potential advantages of our product candidates; the expected timing or likelihood of regulatory filings and approval for our product candidates; and the sufficiency and anticipated use of our existing capital resources to fund our future operating expenses and capital expenditure requirements and needs for additional financing are forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. This presentation discusses product candidates that are or will be under clinical investigation and that have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the therapeutic uses for which such product candidates are being or will be studied. As a result of many factors, including risks related to our limited operating history, history of net operating losses, financial position and our ability to raise additional capital as needed to fund our operations and product candidate development; uncertainties related to the initiation, cost, timing, and progress, and results of our current and future research and development programs, preclinical studies, and clinical trials; risks that initial or interim clinical trial data will not ultimately be predictive of the safety and efficacy of our product candidates or that clinical outcomes may differ as more clinical data becomes available; the risk that preclinical study results we observed will not be borne out in human patients; our ability to obtain and maintain regulatory approval for our product candidates; risks that our product candidates, if approved, may not gain market acceptance due to negative public opinion and increased regulatory scrutiny of cell therapies involving genome editing; our ability to meet future regulatory standards with respect to our products; our ability to establish and/or maintain intellectual property rights covering our product candidates and genome-editing technology; risks of third parties asserting that our product candidates infringe their patents; developments related to our competitors and our industry; our reliance on third parties to conduct our clinical trials and manufacture our product candidates; the impact of COVID-19 and other public health crises and geopolitical events on our business and operations; and other risks described in greater detail in our filings with the Securities and Exchange Commission (the “SEC”), including the section titled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022, and other filings we make with the SEC; the events and circumstances reflected in our forward-looking statements may not be achieved or may not occur, and actual results could differ materially from those described in or implied by the forward-looking statements contained in this presentation. Caution should be exercised when interpreting results from separate trials involving separate product candidates: The results of other companies’ CAR-T cell therapies presented in these slides have been derived from publicly available reports of clinical trials run independently of Caribou. The Company has not performed any head-to-head trials comparing any of these other CAR-T cell therapies with CB-010. As such, the results of these other clinical trials may not be comparable to clinical results for CB-010. The design of these other trials vary in material ways from the design of the clinical trials for CB-010, including with respect to patient populations, follow-up times, the clinical trial phase, and subject characteristics. As a result, cross-trial comparisons may have no interpretive value on the Company’s existing or future results. For further information and to understand these material differences, you should read the reports for the other companies’ clinical trials and the sources included in this presentation. In light of the foregoing, you are urged not to rely on any forward-looking statement or third-party data in reaching any conclusion or making any investment decision about any securities of the Company. The forward- looking statements in this presentation are made only as of the date hereof. Except to the extent required by law, the Company assumes no obligation and does not intend to update any of these forward-looking statements after the date of this presentation or to conform these statements to actual results or revised expectations. From time to time, the Company may release additional clinical data from its ongoing ANTLER phase 1 clinical trial and its CaMMouflage phase 1 clinical trial. The Company makes no representations regarding such additional clinical data or the timing of its release, or whether any such data will support or contradict the findings of the clinical data reported earlier. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

The future of CAR-T cell therapies is off-the-shelf ANTLER dose escalation data Rachel Haurwitz, PhD President & CEO Caribou Biosciences, Inc.

4 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. Today’s guest Deputy chair and associate professor in the department of lymphoma/myeloma The University of Texas MD Anderson Cancer Center Loretta J. Nastoupil, MD

With gratitude for patients, caregivers, investigators

- University of Texas MD Anderson Cancer Center
- Chao Family Comprehensive Cancer Center / University of California Irvine, Orange
- Oncology Hematology Care, Cincinnati
- Baylor Charles A. Sammons Cancer Center, Dallas
- Huntsman Cancer Institute at the University of Utah
- HonorHealth, Scottsdale
- University of California San Diego Moores Cancer Center, La Jolla
- University of Arizona Cancer Center, Tucson
- Holden Comprehensive Cancer Center at University of Iowa, Iowa City
- Atlantic Health System, Morristown
- Ohio State University James Cancer Hospital, Columbus
- Additional sites coming soon

THANK YOU

for your contributions toward Caribou's mission to develop innovative, transformative therapies for patients with devastating diseases through novel genome editing

5

Clinicaltrials.gov NCT#04637763

CB-010 clinical program update | July 2023

©2023 Caribou Biosciences, Inc.

6 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. 94% overall response rate (ORR)1 69% complete response (CR) rate2 CB-010 dose escalation data rival approved autologous CAR-T cell therapies 44% complete response (CR) rate ≥6 months3 1 94% ORR measures number of patients (15 of 16) achieving either a CR or partial response (PR) at any time point after treatment with CB-010. 2 69% CR rate measures the number of patients (11 of 16) achieving a CR at any time point after treatment with CB-010. 3 44% CR rate measures number of patients (7 of 16) with a CR at 6-month or greater time point; includes one patient who converted from PR to CR at 12-month assessment. 1, 2, 3 Certain patients converted from a CR or PR to progressive disease (PD) at various assessment time points. 1 1 dose per patient, 3 dose levels evaluated, all generally well tolerated 1 lymphodepletion regimen evaluated 16 dose escalation patients

CB-010 drives durable CRs that rival autologous CAR-T cell therapies



94%
50%
72%
73%
69%
32%
51%
54%
CB-010 CR rate at ≥6 months
44%
30%
36%
35%
Overall response rate (ORR)
Complete response (CR) rate
CR rate at 6 months
CB-010 Phase 1 trial N=16
Kymriah Phase 2 trial N=111[1]
Yescarta Phase 1/2 trial N=101
Breyanzi Phase 1 trial N=192[2]

FOR ILLUSTRATIVE PURPOSES ONLY: The results of other CAR-T cell therapies presented on this slide have been derived from publicly available reports of clinical trials run independently of Caribou. The Company has not performed any head-to-head trials comparing any of these other CAR-T cell therapies with CB-010. As such, the results of these other clinical trials may not be comparable to clinical results for CB-010. The design of these other trials vary in material ways from the design of the clinical trials for CB-010, including with respect to patient populations, follow-up times, the clinical trial phase, and subject characteristics. As a result, cross-trial comparisons may have no interpretive value on the Company's existing or future results. For further information and to understand these material differences, you should read the reports for the other trials at the sources included below.

Sources / patients enrolled
Kymriah: USPI, NCT02445248, Schuster NEJM 2019 / DLBCL NOS (78%) and tFL (22%)
Yescarta: USPI, NCT02348216, Focused on the Cure, Kite Pharma Corporate Presentation, March 2017 / DLBCL (76%), tFL (16%) and PMBCL (8%)
Breyanzi: USPI, NCT02631044 / DLBCL NOS (53%), DLBCL transformed from indolent lymphoma (25%), HGBL (14%), PMBCL (7%) and FL grade 3B (1%)

[1] ORR and CR rates shown are based on a 68 patient sub-group retrospectively identified as patients who were evaluable for the major efficacy outcome measures.
[2] Enrolled population was 299; 6-month CR rate shown are patients who received treatment with Breyanzi.

7
CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

Patients shouldn't have to wait for treatment



Allogeneic therapy
N=many per batch
Screening
Product shipment
Days
Lymphodepletion
The future of cell therapy is off-the-shelf
Autologous therapy
N=1
Sample shipment
Manufacturing, product failure identification
Screening
Queuing, leukapheresis scheduling
Leukapheresis
Bridging therapy
Product shipment
Weeks to months[1]
Lymphodepletion

8
[1] Mikhael, J. et al. JCO Oncology Practice 2022 18:12, 800-807

CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

Pipeline: allogeneic cell therapies targeting oncology indications

Program	Clinical trial	Target	Indication	Discovery	IND enabling	Phase 1	Phase 2	Phase 3[1]	Designations
CAR-T platform with cell therapies for hematologic indications									
CB-010	ANTLER dose expansion	CD19	r/r B-NHL	●	●	●	○	○	RMAT, Fast Track, Orphan Drug
CB-011	CaMMouflage dose escalation	BCMA	r/r MM	●	●	●	○	○	Fast Track
CB-012	IND application planned	CLL-1[2]	r/r AML	●	●	○	○	○	
CAR-NK platform with iPSC-derived cell therapies for solid tumor indications									
CB-020		ROR1	solid tumors	●	○	○	○	○	
AbbVie programs under collaboration agreement[3]									
CAR-T program 1	undisclosed								
CAR-T program 2	undisclosed								

IND: investigational new drug; RMAT: Regenerative Medicine Advanced Therapy
[1] Phase 3 may not be required if Phase 2 is pivotal
[2] Also known as CD371
[3] AbbVie has an option for two additional CAR-T cell programs

9
CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

CB-010 has a PD-1 KO designed to reduce T cell exhaustion

Key attributes	CB-010	Conventional allogeneic anti-CD19 CAR-Ts
Cas9 chRDNA editing for enhanced genomic integrity	✓	✗
• Reduced off-target editing and genomic rearrangements	✓	✗
1 ***TRAC* gene knockout (KO)** • Eliminates TCR expression, reduces GvHD risk	✓	Varies
2 **Anti-CD19 CAR site-specific insertion into *TRAC* locus** • Eliminates random integration, targets tumor antigen	✓	Varies
3 **PD-1 KO for enhanced antitumor activity**	✓	✗
• Potentially better therapeutic index via initial tumor debulking	✓	✗

CB-010 CAR construct uses an anti-CD19 scFv FMC63 with a 4-1BB costimulatory domain



CB-010
PD-1 KO
3
Anti-CD19 CAR
2
TCR KO
1
PD-L1
CD19
MHC I
NHL cell

Program: CB-010

Healthy donor leukapheresis-derived T cells

Tumor antigen: CD19

Indication: r/r B cell non-Hodgkin lymphoma (B-NHL)

Status: ongoing Phase 1 trial enrolling 2L LBCL patients in dose expansion

10

CAR: chimeric antigen receptor; KO: knockout; CD: cluster of differentiation; chRDNA: CRISPR hybrid RNA-DNA; CRISPR: clustered regularly interspaced short palindromic repeats; PD-1: programmed cell death protein 1; TCR: T cell receptor; *TRAC*: T cell receptor alpha constant; scFv: single-chain variable fragment

CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

ANTLER Phase 1 trial dose escalation data CB-010 Loretta J. Nastoupil, MD Deputy chair and associate professor in the department of lymphoma/myeloma The University of Texas MD Anderson Cancer Center

12 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. Disclosures • LJN has received honorarium for participation in advisory boards or consulting from Abbvie, ADC Therapeutics, Astra Zeneca, BMS, Caribou Biosciences, Daiichi Sankyo, Epizyme, Genentech/Roche, Genmab, Gilead/Kite, Incyte, Janssen, MorphoSys, Novartis, Regeneron, Sirpant, and Takeda. • LJN has received research support from BMS, Caribou Biosciences, Daiichi Sankyo, Epizyme, Genentech/Roche, Genmab, Gilead/Kite, Janssen, IGM Biosciences, Novartis, and Takeda. • LJN serves on data safety monitoring boards for DeNovo, Genentech, MEI, NCI, and Takeda.

CB-010 ANTLER Phase 1 trial: dose expansion in 2L LBCL underway

Part A: 3+3 dose escalation – completed (N=16)
- Eligibility: aggressive r/r B-NHL[1] with ≥2 prior lines of chemoimmunotherapy or primary refractory
- Exclusion: prior CD19-targeted therapy

Part B: dose expansion – enrolling
- Eligibility: 2nd line LBCL[2]
- Exclusion: prior CD19-targeted therapy
- Objective: tumor response, RP2D

r/r B-NHL

Lymphodepletion | **CB-010**

-9 to -2 DAYS → DAY 0 → 28 DAYS → 3 MONTHS → 6 MONTHS → 9 MONTHS → 12 MONTHS

Safety and tolerability →

Response assessment →

Cyclophosphamide (60 mg/kg/d for 2 days) followed by Fludarabine (25 mg/m2/d for 5 days)[3]

SINGLE DOSE

Dose level 1: 40x10^6 CAR-T cells (N=8, completed[4])
Dose level 2: 80x10^6 CAR-T cells (N=5, completed[4])
Dose level 3: 120x10^6 CAR-T cells (N=3, completed)
Dose expansion: Enrolling patients (approximately 30 total) at dose levels 2 and 3

NCT04637763
[1] Subtypes include: DLBCL, HGBL, tFL, PMBCL, FL, MZL, MCL (Note, FL subtype is aggressively behaving, with POD24 (high risk))
[2] LBCL subtypes include: DLBCL, HGBL, PMBCL, tFL
[3] Clin Cancer Res. 2011 July 1; 17(13): 4550-4557. doi:10.1158/1078-0432.CCR-11-0116
[4] Includes 2 backfill patients at dose level 1 and 2 backfill patients at dose level 2

13
CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

14 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. Patients in ANTLER all had aggressive r/r B-NHL Patients’ baseline and disease characteristics DLBCL: diffuse large B cell lymphoma; FL: follicular lymphoma; HGBL: high-grade B cell lymphoma; MCL: mantle cell lymphoma; MZL: marginal zone lymphoma; PMBCL: primary mediastinal large B cell lymphoma 1 Aggressively behaving, with POD24 (high risk) 2 Patients are CD19 CAR-T naïve Characteristics Total (N=16) Median age, years (range) 66 (55-82) Male, n (%) 14 (88) ECOG performance status, n (%) 0 6 (38) 1 10 (62) Time since first diagnosis, years Median (range) 2.4 (0.2-16.4) Non-Hodgkin lymphoma subtype, n (%) LBCL 10 (63) DLBCL 7 (44) HGBL 2 (13) PMBCL 1 (6) Other B-NHL 6 (38) MCL 3 (19) FL1 2 (13) MZL 1 (6) CD19+ disease, n (%) 16 (100) Prior systemic therapies, median number (range)2 2 (1-8)

CB-010 has generally well-tolerated safety profile

No DLTs at dose level 2 or dose level 3, no Grade 3+ CRS, no GvHD observed (N=16)

AEs of special interest	ANTLER dose escalation (N=16)		
	CRS	ICANS[1]	Infections[2, 3]
Any grade, N (%)	7 (44%)	4 (25%)	7 (44%)
Grade 1	4 (25%)	2 (13%)	2 (13%)
Grade 2	3 (19%)	-	4 (25%)
Grade 3	-	1 (6%)	1 (6%)[3]
Grade 4	-	1 (6%)	-
Median time to onset, days (range)	3.5 (1,7)	7.5 (5,10)	27.0 (0, 279)
Median duration, days (range)	3.0 (1,9)	2.0 (1,34)	14.0 (2,63)

	CRS Gr 3+	ICANS Gr 3+	Infections Gr 3+
CB-010 ANTLER Phase 1	**0%**	**13%**	**6%**
Kymriah Phase 2[4]	23%	15%	41%
Yescarta Phase 1/2[5]	13%	31%	29%
Breyanzi Phase 1[6]	4%	12%	23%

AE: adverse event; CRS: cytokine release syndrome; DLT: dose-limiting toxicity; GvHD: graft-versus-host-disease; ICANS: immune effector cell-associated neurotoxicity syndrome; TEAE: treatment-emergent adverse event

[1] Four total events, 2 Grade 1; 2 Grade 3+ at dose level 1, both with complete resolution of symptoms with supportive care.

[2] Infection events reported were on or after CB-010 infusion, with highest grade reported per patient.

[3] Grade 3 cellulitis (right antecubital) occurred after CB-010 infusion and was unrelated to CB-010 per the investigator.

[4] Kymriah: USPI, NCT02445248, Schuster NEJM 2019, N=111

[5] Yescarta: USPI, NCT02348216, N=101

[6] Breyanzi: USPI, NCT02631044, N=192

As of May 4, 2023 data cutoff date

FOR ILLUSTRATIVE PURPOSES ONLY: The results of other CAR-T cell therapies presented on this slide have been derived from publicly available reports of clinical trials run independently of Caribou. The Company has not performed any head-to-head trials comparing any of these other CAR-T cell therapies with CB-010. As such, the results of these other clinical trials may not be comparable to clinical results for CB-010. The design of these other trials vary in material ways from the design of the clinical trials for CB-010, including with respect to patient populations, follow-up times, the clinical trial phase, and subject characteristics. As a result, cross-trial comparisons may have no interpretive value on the Company's existing or future results. For further information and to understand these material differences, you should read the reports for the other trials at the sources included in footnotes 4-6 of this slide.

15

CB-010 clinical program update | July 2023

©2023 Caribou Biosciences, Inc.

CB-010 ANTLER dose escalation efficacy assessment

Overall depth and duration of response

Subtype	Dose	Prior # Rx	Best Resp.	Pt #
FL[1]	40M	8	CR	1
DLBCL	40M	4	CR	4
DLBCL[2]	80M	1	CR	7
DLBCL[2]	80M	1	CR	8
PMBCL[3]	40M	2	CR	5
MCL	40M	2	CR	13[4]
DLBCL	80M	2	CR	9
MZL	80M	4	PR	15[4]
MCL	40M	4	CR	2
FL[1]	40M	2	CR	3
DLBCL	40M	2	CR	6
DLBCL	120M	2	CR	10
HGBL[2]	40M	1	PR	14[4]
MCL	80M	2	PR	16[4]
HGBL[2]	120M	1	PR	12
DLBCL	120M	2	SD	11


SINGLE CB-010 DOSE
6-month benchmark
CR: complete response
PR: partial response
SD: stable disease
PD: progressive disease
1
2
3
4
5
6
9
12
15
18
21
24
Months from CB-010 infusion

Overall r/r B-NHL

94% ORR[5] in patients treated with CB-010 across all dose levels (15 of 16)

69% (11 of 16) achieved a CR[5]

- **44%** (7 of 16) had ≥6-month CR[5]
- **24 months** longest CR to date

As of June 20, 2023, data collection ongoing, efficacy based on Lugano criteria

DLBCL: diffuse large B cell lymphoma; FL: follicular lymphoma; HGBL: high-grade B cell lymphoma; MCL: mantle cell lymphoma; MZL: marginal zone lymphoma; PMBCL: primary mediastinal large B cell lymphoma

[1] Aggressively behaving, with POD24 (high risk)
[2] Primary refractory disease
[3] Patient 5's 3-month scan conducted on day 63 post CB-010 as per investigator's discretion
[4] Patients 13-16 are backfill patients at 40M and 80M
[5] Certain patients converted from a CR or PR to PD at various assessment time points as indicated in the chart above

16

CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

17 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. Subgroup efficacy profile supports 2L LBCL clinical development r/r B-NHL r/r LBCL2 2L LBCL3 Endpoints N, (%) All patients (N=16) Subgroup (N=10) Subgroup (N=4) Overall response rate (ORR)1 15 (94%) 9 (90%) 4 (100%) Complete response (CR) rate1 11 (69%) 7 (70%) 2 (50%) ≥6-month CR rate1 7 (44%) 5 (50%) 2 (50%) CR at longest duration to date 24 months 18 months 12 months4 1 Certain patients converted from a CR or partial response (PR) to progressive disease (PD) at various assessment time points. 2 Subgroup includes patients #4, 5, 6, 7, 8, 9, 10, 11, 12, and 14. 3 Four primary refractory patients were enrolled in dose escalation. Subgroup includes patient #7, 8, 12, and 14. 4 Patient #7 had a CR at 12 months, which converted from PR at the prior efficacy assessment.

Fireside chat

19 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. Fireside chat with Dr. Nastoupil President and CEO Caribou Biosciences Rachel Haurwitz, PhD Deputy chair and associate professor in the department of lymphoma/myeloma The University of Texas MD Anderson Cancer Center Loretta J. Nastoupil, MD

Q&A

21 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. Open to your questions President and CEO Rachel Haurwitz, PhD CMO Syed Rizvi, MD Caribou Biosciences Steve Kanner, PhD CSO Loretta J. Nastoupil, MD Deputy chair and associate professor in the department of lymphoma/myeloma The University of Texas MD Anderson Cancer Center

Closing remarks Rachel Haurwitz, PhD President & CEO Caribou Biosciences, Inc.

With gratitude for patients, caregivers, investigators

- University of Texas MD Anderson Cancer Center
- Chao Family Comprehensive Cancer Center / University of California Irvine, Orange
- Oncology Hematology Care, Cincinnati
- Baylor Charles A. Sammons Cancer Center, Dallas
- Huntsman Cancer Institute at the University of Utah
- HonorHealth, Scottsdale
- University of California San Diego Moores Cancer Center, La Jolla
- University of Arizona Cancer Center, Tucson
- Holden Comprehensive Cancer Center at University of Iowa, Iowa City
- Atlantic Health System, Morristown
- Ohio State University James Cancer Hospital, Columbus
- Additional sites coming soon

THANK YOU

for your contributions toward Caribou's mission to develop innovative, transformative therapies for patients with devastating diseases through novel genome editing

23

Clinicaltrials.gov NCT#04637763

CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

Dose escalation data support ANTLER dose expansion

CB-010 single dose allogeneic CAR-T cell therapy

- Response rates rival approved autologous CAR-T cell therapies
- Generally well-tolerated safety profile
- Off-the-shelf, readily-available
- RMAT and Fast Track designations enable FDA interactions
- ***Safety and efficacy profile supports clinical development in second-line LBCL patients***

94%
overall response rate (ORR)[1]

69%
complete response (CR) rate[2]

44%
complete response (CR) rate ≥6 months[3]

[1] 94% ORR measures number of patients (15 of 16) achieving either a CR or partial response (PR) at any time point after treatment with CB-010.
[2] 69% CR rate measures the number of patients (11 of 16) achieving a CR at any time point after treatment with CB-010.
[3] 44% CR rate measures number of patients (7 of 16) with a CR at 6-month or greater time point; includes one patient who converted from PR to CR at 12-month assessment.
[1, 2, 3] Certain patients converted from a CR or PR to progressive disease (PD) at various assessment time points.

24
CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

25 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. The momentum continues in 2023 IND: investigational new drug, RMAT: Regenerative Medicines Advanced Therapy 1 Preliminary cash, cash equivalents, and marketable securities as of June 30, 2023; includes $25M Pfizer investment. We are currently finalizing our financial results for the three and six months ended June 30, 2023. While complete financial information is not yet available, the results presented above reflect preliminary estimates. Preliminary estimates represent the most current information available to management and do not present all necessary information for an understanding of our results of operations for such period and have not been reviewed or audited by our independent registered public accounting firm. Such results are preliminary estimates because the financial closing procedures for the three and six months ended June 30, 2023 are not yet complete. As a result, final results may vary from these preliminary estimates. We currently expect that final results will be as or near these preliminary estimates. However, it is possible that actual final results may differ materially from these estimates due to the completion of our financial closing procedures, final adjustments and other developments that may arise and these estimates should be read together with the discussion of forward-looking statements included in the disclaimer that follows the cover page of this presentation 2 Cash, cash equivalents, and marketable securities expected to be sufficient to fund current operating plan into 2025. Future anticipated milestones CB-011 CaMMouflage dose escalation updates CB-010 ANTLER dose expansion data H1 2024 CB-012 IND submission planned in H2 2023 Recent accomplishments CB-011 CaMMouflage trial initiated First patient dosed Fast Track designation CB-010 Positive dose escalation data Enrolling 2L LBCL patients in dose expansion RMAT, Fast Track designations Well capitalized $292.5M in cash1 Expected runway into 20252 $25M Pfizer investment CB-012 Presented AACR poster with preclinical AML data

Thank you https://cariboubio.com info@cariboubio.com

Appendix

Potential to address high unmet medical need in 2L LBCL

LBCL patient treatment journey
(U.S. incidence 2022)

Diagnosed	**~32.4K patients**
1L	**~30.8K patients**
2L	**~10.0K patients**
3L	**~4.4K patients**

CB-010 ANTLER dose expansion



tCLL
tFL
3%
5%
PMBCL
11%
DLBCL
HGBL
10%
~32.4K patients
71%

28

Source: market research on file

CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

29 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. CB-010 ANTLER dose escalation efficacy assessment Overall, r/r, and 2L LBCL subgroups, by dose level 1 Certain patients converted from a CR or partial response (PR) to progressive disease (PD) at various assessment time points. 2 Subgroup includes patients #4, 5, 6, 7, 8, 9, 10, 11, 12, and 14. 3 Four primary refractory patients were enrolled in dose escalation. Subgroup includes patient #7, 8, 12, and 14. 4 Patient #7 had a CR at 12 months, which converted from PR at the prior efficacy assessment. r/r B-NHL r/r LBCL2 2L LBCL3 CB-010 dose level Endpoints (N, %) All patients (N=16) Subgroup (N=10) Subgroup (N=4) 40M (N=8) 80M (N=5) 120M (N=3) Overall response rate (ORR)1 15 (94%) 9 (90%) 4 (100%) 8 (100%) 5 (100%) 2 (67%) Complete response (CR) rate1 11 (69%) 7 (70%) 2 (50%) 7 (88%) 3 (60%) 1 (33%) ≥6-month CR rate1 7 (44%) 5 (50%) 2 (50%) 4 (50%) 3 (60%) 0 CR at longest duration 24 months 18 months 12 months4 24 months 12 months 28 days

CB-010's responses rival autologous CAR-T cell therapies

	CB-010 dose escalation Phase 1 % (n/N)	Kymriah Phase 2 % (n/N)	Yescarta Phase 1/2 % (n/N)	Breyanzi Phase 1 % (n/N[2])
Overall response rate (ORR)[1]	94% (15/16)	50% (34/68)	72% (73/101)	73% (141/192)
Complete response (CR) rate[1]	69% (11/16)	32% (22/68)	51% (52/101)	54% (104/192)
CR rate at 6 months[1]	44% (7/16)[3]	30% (33/111)	36% (36/101)	35% (68/192)
CRS (Grade 3+)	0% (0/16)	23%	13%	4%
ICANS (Grade 3+)	13% (2/16)	15%	31%	12%
Infections (Grade 3+)	6% (1/16)	41%	29%	23%

FOR ILLUSTRATIVE PURPOSES ONLY: The results of other CAR-T cell therapies presented on this slide have been derived from publicly available reports of clinical trials run independently of Caribou. The Company has not performed any head-to-head trials comparing any of these other CAR-T cell therapies with CB-010. As such, the results of these other clinical trials may not be comparable to clinical results for CB-010. The design of these other trials vary in material ways from the design of the clinical trials for CB-010, including with respect to patient populations, follow-up times, the clinical trial phase, and subject characteristics. As a result, cross-trial comparisons may have no interpretive value on the Company's existing or future results. For further information and to understand these material differences, you should read the reports for the other trials at the sources included below.

Sources / patients enrolled
Kymriah: USPI, NCT02445248, Schuster NEJM 2019 / DLBCL NOS (78%) and tFL (22%)
Yescarta: USPI, NCT02348216 / Locke, et al, AACR 2017 ZUMA-1 presentation / DLBCL (76%), tFL (16%) and PMBCL (8%)
Breyanzi: USPI, NCT02631044 / DLBCL NOS (53%), DLBCL transf. from ind. lymphoma (25%), HGBL (14%), PMBCL (7%) and FL grade 3B (1%)

[1] Certain patients converted from a CR or partial response (PR) to progressive disease (PD) at various assessment time points.
[2] Enrolled population was 299; 6-month CR rate shown are patients who received treatment with Breyanzi.
[3] CR rate ≥6 months

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CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

CB-010 dose escalation data compare favorably to other allogeneic CAR-T cell therapy approach

	CB-010 N (%)		ALLO-501/501A N (%)	
	All r/r B-NHL patients (N=16)	r/r LBCL patients (N=10)	All r/r LBCL patients (N=48)	r/r LBCL patients Phase 2 dose only (N=12)
Overall response rate (ORR)[1]	94% (15)	90% (9)	48% (23)	67% (8)
Complete response (CR) rate[1]	69% (11)	70% (7)	29% (14)	58% (7)
CR rate at 6 months[1]	44% (7)[2]	50% (5)[2]	23% (9)	42% (5)

FOR ILLUSTRATIVE PURPOSES ONLY: The results of other CAR-T cell therapies presented on this slide have been derived from publicly available reports of clinical trials run independently of Caribou. The Company has not performed any head-to-head trials comparing any of these other CAR-T cell therapies with CB-010. As such, the results of these other clinical trials may not be comparable to clinical results for CB-010. The design of these other trials vary in material ways from the design of the clinical trials for CB-010, including with respect to patient populations, follow-up times, the clinical trial phase, and subject characteristics. As a result, cross-trial comparisons may have no interpretive value on the Company's existing or future results. For further information and to understand these material differences, you should read the reports for the other trials at the sources included below.

31

Source: Allogene corporate presentation (June 2023) and Allogene R&D Showcase (November 2022)
[1] Certain patients converted from a CR or partial response (PR) to progressive disease (PD) at various assessment time points.
[2] CR rate ≥6 months

CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

CB-010 is generally well tolerated

Treatment-emergent adverse events (TEAE)

Event (N=16)	Any Grade[1] N (%)	All Grade 3+ N (%)	Related Grade 3+ N (%)
Total number of TEAEs, N	**348**	**96**	**28**
Subjects with TEAE, n (%)	**15 (94)**	**14 (88)**	**8 (50)**
Thrombocytopenia/platelet count decreased	11 (69)	11 (69)	5 (31)
Anemia	11 (69)	8 (50)	1 (6)
Neutropenia/Neutrophil count decreased	10 (63)	9 (56)	1 (6)
Cytokine release syndrome	7 (44)	-	-
White blood cell count decreased	7 (44)	7 (44)	4 (25)
Fatigue	4 (25)	-	-
Lymphocyte count decreased	4 (25)	3 (19)	1 (6)
Blood creatinine increased	4 (25)	-	-
ICANS (immune effector cell-associated neurotoxicity)	4 (25)	2 (13)	2 (13)
Fall	3 (19)	-	-
Diarrhea	3 (19)	-	-
Hypoalbuminemia	2 (13)	-	-
Hypocalcemia	2 (13)	-	-
Hyponatremia	2 (13)	-	-
Muscular weakness	2 (13)	-	-
Febrile neutropenia	2 (13)	2 (13)	1 (6)
Syncope	2 (13)	2 (13)	-
Pulmonary embolism	2 (13)	1 (6)	-
Atrial fibrillation	1 (6)	1 (6)	1 (6)
Acute kidney injury	1 (6)	1 (6)	-
Cellulitis	1 (6)	1 (6)	-
Encephalopathy[2]	1 (6)	1 (6)	1 (6)
Hyperglycemia	1 (6)	1 (6)	-

[1] TEAEs are defined as adverse events (AEs) with a start date on or after the CB-010 infusion date.
[2] Encephalopathy and Grade 4 ICANS events were related and occurred in same patient.
Table includes AEs with at least 2 subjects at any single dose level or at least 1 subject with a higher than Grade 3 TEAE.
As of May 4, 2023 data cutoff date

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CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

33 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. CB-010 demonstrated differentiated, long-term antitumor activity in preclinical studies Lau E, et al. Cytotherapy. 2023;25(7):750 • NALM-6/PD-L1+ B-ALL tumors were established by IV engraftment for 23 days (Day -1) • A single dose treatment was administered by IV on Day 24 (PBS or 107 cells where indicated) A single dose of CB-010 resulted in profound tumor regression of metastatic CD19+ tumor xenografts and led to a significantly longer antitumor response and survival vs. conventional CD19-specific allogeneic CAR-T cells (expressing PD-1) Overall survival analysis Data to 160 days Days post CAR-T Pe rc en t s ur vi va l 100 50 0 p<0.0001 0 20 40 60 80 10 0 12 0 14 0 16 0 CB-010 Conventional allo CAR-T PBS PBS (negative control) CB-010 (PD-1 negative) D-1 D14 (post CAR-T) D65 D108 CD19 CAR-T (PD-1 positive)

Allogeneic CAR-T cell manufacturing process overview for CB-010

Caribou's process development team created the manufacturing process and transferred it to a CMO to generate phase 1 cGMP clinical material



cGMP starting material
Genetic modification via chRDNA and AAV
Gene-modified CAR-T cells
In vitro expansion of edited donor T cells
Removal of residual TCR+ cells
Final formulation & cryopreservation
Healthy donor leukapheresis
AAV
Cas9
chRDNA
TCR
PD1
Chr 14
Chr 2
Anti-CD19 CAR
TRAC
PDCD1
Anti-CD19 CAR
Anti-TCR microbeads
Treatment

34

CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

Caribou is a leader in the allogeneic CAR-T cell space with a platform of genome-edited cell therapies

3 Edits


PD-1 KO
CB-010
B cell non-Hodgkin lymphoma
Anti-CD19 CAR
TCR KO

1st allogeneic anti-CD19 CAR-T cell therapy in the clinic with **checkpoint disruption** via PD-1 knockout (KO) to reduce T cell exhaustion

4 Edits


B2M–HLA-E
CB-011
Multiple myeloma
Anti-BCMA CAR
TCR KO
B2M KO

1st allogeneic anti-BCMA CAR-T cell therapy with **immune cloaking** via *B2M* KO and insertion of B2M–HLA-E fusion protein

5 Edits


B2M–HLA-E
PD-1 KO
CB-012
Acute myeloid leukemia
Anti-CLL-1 CAR
TCR KO
B2M KO

1st allogeneic CAR-T cell therapy with both **checkpoint disruption** and **immune cloaking**

35
CB-010 clinical program update | July 2023
©2023 Caribou Biosciences, Inc.

36 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. Caribou’s technologies offer broad applications to enable transformational therapies Initial focus on allogeneic cell therapies with: Potential for improved antitumor activity through diverse genome-editing strategies Checkpoint disruption Immune cloaking Enhanced cytotoxic activity Future potential applications: Ex vivo Leverage the power of precision cell therapies into disease areas beyond oncology Expand engineered iPSC-derived therapies beyond NK cells In vivo Apply the Cas12a chRDNA platform to in vivo applications

37 CB-010 clinical program update | July 2023 ©2023 Caribou Biosciences, Inc. Barbara McClung, JD Chief legal officer and corporate secretary Steve Kanner, PhD Chief scientific officer Jason O’Byrne Chief financial officer Rachel Haurwitz, PhD President and CEO Director Ruhi Khan Chief business officer Syed Rizvi, MD Chief medical officer Experienced management team